Exhibit 99.2

COLONIAL PROPERTIES TRUST

Supplemental Financial Highlights

2nd Quarter 2008

NYSE: CLP

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Income	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Six Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Significant Property Acquisitions and Dispositions	21
Debt Summary/Coverage Ratios/Covenants/Market Capitalization	22
Supplemental Data / Investment Activities	24
7. Corporate Reconciliations
Revenues / Expenses / NOI	25
NOI from Discontinued Operations/EBITDA	27
SEC Coverage Ratios	28
8. Appendix
Multifamily Community Table	29
Office Property Table	32
Retail Property Table	34
Unconsolidated Joint Venture Summary	35
9. Glossary of Terms	36
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which discuss these and other factors that could adversely affect the Company’s results.
7/21/2008

2Q08	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:
•	Owning a multifamily portfolio

•	Investing in high growth Sunbelt cities

•	Pursuing strategic acquisition, disposition and development opportunities

•	Achieving operating excellence

•	Managing multifamily, office, retail and mixed-use properties

•	Emphasizing mixed-use development

•	Delivering additional income from the taxable REIT subsidiary (TRS)

•	Ensuring a strong balance sheet and liquidity position
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Executive Vice President, Finance
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare P.O. Box 43010 Providence, RI 02940-3010 Investor Relations: 800-730-6001 www.computershare.com	The Company’s Transfer Agent manages all activities for registered shareholders including basic account updates, initial share purchases, dividend reinvestments, share transfers and sales as well as optional cash investments.
EQUITY RESEARCH COVERAGE

Bank of America	Dustin Pizzo	212-847-5771
BB&T Capital Markets	Craig Kucera / Steve Radanovic	703-245-0909 / 703-245-0907
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Michael Bilerman / David Toti	212-816-1383 / 917-903-9407
Green Street Advisors	Haendel St. Juste	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Merrill Lynch	David Bragg	212-449-8922
Morgan Keegan	Napoleon Overton / Jason Payne	901-579-4865 / 901-531-3327
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Alex Goldfarb	212-713-8602
Wachovia Capital Markets	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2008 Range
Diluted Earnings per Share	$1.85	$2.15
Plus: Real Estate Depreciation & Amortization	1.60	1.60
Less: Gain on Sale of Assets	(1.30)	(1.50)

Diluted Funds from Operations per Share (1)	$2.15	$2.25

(1)	The Company’s option to redeem its outstanding 8 1/8 percent Series D preferred shares began in late April 2008. If the Company redeems the remaining outstanding Series D preferred shares in 2008, the Company would expect to record a non-cash charge of $0.06 per diluted share related to the write-off of Series D preferred issuance costs. The 2008 FFO per share guidance range does not include the impact of the non-cash charge related to such redemption.

2Q08	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2008
FINANCIAL HIGHLIGHTS

($ in 000s, except per share and unit data)	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Total property revenues (1)	$83,471	$121,052	$164,386	$246,800

Multifamily property revenues (1)	77,934	75,778	154,013	149,696
Multifamily property NOI (1)	48,130	45,613	94,266	89,693

Management & leasing fee revenues	5,151	5,312	10,449	8,554

EBITDA (2)	59,766	72,036	118,409	156,344

Net income
Per share — basic	0.19	6.60	0.50	7.31
Per share — diluted	0.19	6.51	0.50	7.21

Funds from operations
Per share — basic	0.57	0.36	1.15	1.13
Per share — diluted	0.57	0.35	1.15	1.12

Dividends per share	0.50	0.68	1.00	1.36

Dividends/EPS (diluted) payout ratio	263.2%	10.4%	200.0%	18.9%
Dividends/FFO (diluted) payout ratio	87.7%	194.3%	87.0%	121.4%

Consolidated interest expense (1)	$17,013	$26,573	$34,492	$54,483
Consolidated interest income (1)	(1,184)	(2,095)	(1,976)	(4,229)

Net interest expense (1)	15,829	24,478	32,516	50,254

Pro-rata share of joint venture interest expense	7,771	5,621	15,712	10,862

Principal amortization	165	968	364	2,556
Preferred dividends & distributions	3,993	5,683	8,307	11,985

Interest coverage ratio	2.4x	2.2x	2.4x	2.4x
Fixed charge coverage ratio	2.1x	1.8x	2.0x	2.0x
Fixed charge w/capitalized interest ratio	1.7x	1.6x	1.6x	1.7x

Multifamily same property NOI Increase (3)	3.2%	5.0%	3.4%	5.1%
(# of apartment homes included)	27,322	24,732	27,322	24,732

	As of	As of
	6/30/2008	12/31/2007

Total assets	$3,284,794	$3,229,830
Total debt	$1,748,992	$1,641,839
Common shares and units, outstanding end of period	57,429	57,269
Share price, end of period (4)	$20.02	$22.63
Preferred shares and units, end of period	$202,906	$225,000
Book equity value, end of period (5)	$1,410,350	$1,460,328
Market equity value, end of period (5)	$1,149,729	$1,295,997

Debt to total market capitalization ratio (6)	56.4%	51.9%

Unencumbered real estate assets (at cost) to unsecured debt ratio (6)	211.5%	207.9%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	For a reconciliation of EBITDA, see page 27.

(3)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2007, as adjusted for dispositions during the year.

(4)	Stock price as of June 30, 2008 and December 31, 2007 includes effect of special dividend of $10.75 per share, which was paid during 2007.

(5)	Includes common shares and units.

(6)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

2Q08	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2008
CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Revenue
Minimum Rent	$63,974	$87,826	$126,545	$179,180
Tenant Recoveries	1,374	4,431	2,241	9,664
Other Property Related Revenue	8,294	8,641	15,747	16,076
Construction Revenues	569	8,068	8,449	20,853
Other Non-Property Related Revenue	5,151	5,312	10,449	8,554

Total Revenue	79,362	114,278	163,431	234,327

Operating Expenses
Operating Expenses:
Property Operating Expenses	18,688	24,839	37,048	49,549
Taxes, Licenses, and Insurance	9,103	11,859	18,470	24,463

Total Property Operating Expenses	27,791	36,698	55,518	74,012

Construction Expenses	564	7,495	7,830	19,866
Property Management Expenses	2,072	3,598	4,313	7,085
General and Administrative Expenses	5,789	8,040	11,570	14,018
Management Fee and Other Expenses	4,346	4,034	8,031	6,977
Restructuring Charges	—	1,528	—	1,528
Investment and Development (1)	108	315	877	454
Depreciation	23,038	28,941	44,956	60,105
Amortization	972	3,182	1,743	8,907

Total Operating Expenses	64,680	93,831	134,838	192,952

Income from Operations	14,682	20,447	28,593	41,375

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(18,280)	(27,073)	(36,947)	(54,205)
Gain (loss) on Retirement of Debt	2,730	(9,370)	8,201	(9,433)
Interest Income	1,184	2,092	1,976	4,223
Income (loss) from Partially-Owned Investments	2,037	(2,090)	12,307	4,723
Gain on Sale of Property, net of income taxes of $1,297 (Q2) and $1,690 (YTD) in 2008 and $100 (Q2) and $847 (YTD) in 2007	3,334	289,822	5,277	291,146
Income Taxes and Other	(192)	(198)	595	(431)

Total Other Income (Expense)	(9,187)	253,183	(8,591)	236,023

Income before Minority Interest & Discontinued Operations	5,495	273,630	20,002	277,398

Minority Interest
Minority Interest of Limited Partners	5	82	9	225
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	(3,639)	(3,624)
Minority Interest in CRLP — Common	(247)	3,915	(1,991)	4,369

Total Minority Interest	(2,055)	2,184	(5,621)	970

Income from Continuing Operations	3,440	275,814	14,381	278,368

Discontinued Operations
Income from Discontinued Operations	5,436	1,501	9,752	8,267
Gain on Disposal of Discontinued Operations, net of income taxes (benefit) of $0 (Q2) and ($1) (YTD) in 2008 and $156 (Q2) and $1,684 (YTD) in 2007	4,116	39,335	7,017	74,136
Minority Interest in CRLP — Common	(1,655)	(7,484)	(2,922)	(15,205)
Minority Interest of Limited Partners	—	(32)	13	(73)

Income from Discontinued Operations	7,897	33,320	13,860	67,125

Net Income	11,337	309,134	28,241	345,493

Dividends to Preferred Shareholders	(2,180)	(3,870)	(4,668)	(8,361)
Preferred Share Issuance Costs, Net of Discount	(83)	(330)	(267)	(330)

Net Income Available to Common Shareholders	$9,074	$304,934	$23,306	$336,802

Earnings per Share — Basic
Continuing Operations	$0.02	$5.88	$0.20	$5.85
Discontinued Operations	0.17	0.72	0.30	1.46

EPS — Basic	$0.19	$6.60	$0.50	$7.31

Earnings per Share — Diluted
Continuing Operations	$0.02	$5.80	$0.20	$5.77
Discontinued Operations	0.17	0.71	0.30	1.44

EPS — Diluted	$0.19	$6.51	$0.50	$7.21

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

2Q08	-5-	NYSE: CLP

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Net Income Available to Common Shareholders	$9,074	$304,934	$23,306	$336,802
Minority Interest in CRLP (Operating Ptr Unitholders)	1,902	3,569	4,913	10,836
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	—	(82)	—	(224)

Total	10,976	308,421	28,219	347,414

Adjustments — Consolidated Properties
Depreciation — Real Estate	23,088	31,591	46,306	65,991
Amortization — Real Estate	336	2,979	702	8,678
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Minority Interest	(7,450)	(329,157)	(12,294)	(365,282)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	2,205	1,144	4,130	5,397

Total Adjustments — Consolidated	18,179	(293,443)	38,844	(285,216)

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	5,292	3,718	10,441	7,399
Amortization — Real Estate	2,460	1,587	4,818	3,054
Remove: Gain/(Loss) on Sale of Property	(4,497)	(73)	(16,793)	(8,554)

Total Adjustments — Unconsolidated	3,255	5,232	(1,534)	1,899

Funds from Operations (1)	$32,410	$20,210	$65,529	$64,097

FFO per Share (1)
Basic	$0.57	$0.36	$1.15	$1.13
Diluted	$0.57	$0.35	$1.15	$1.12

(1)	Included an $18.2 million, or $0.32 per share, impact from items related to the Company’s strategic transactions that occurred in the second quarter of 2007. The transaction related and other charges are comprised of the following: 1) prepayment penalties on the retirement of debt of $29.2 million, offset by the write-off of $16.4 million of the mark-to-market intangibles and debt costs on the associated debt repaid, 2) severance charges of $1.5 million, 3) a $1.4 million charge resulting from the initiation of the company’s defined benefit pension plan termination, and 4) an impairment charge of $2.5 million related to the sale of one of the non-core retail assets. These charges are not added back to net income for the respective period when calculating FFO.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

Basic
Shares	46,927	46,222	46,892	46,094
Operating Partnership Units (OP Units)	9,949	10,484	9,980	10,531

Total Shares & OP Units	56,876	56,706	56,872	56,625

Dilutive Common Share Equivalents	168	653	169	640

Diluted
Shares	47,095	46,875	47,061	46,734
Total Shares & OP Units	57,044	57,359	57,041	57,265

2Q08	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2008
BALANCE SHEET

($ in 000s)	As of	As of
	6/30/2008	12/31/2007
ASSETS
Real Estate Assets
Operating Properties	$2,547,648	$2,431,082
Undeveloped Land & Construction in Progress	515,356	531,410

Total Real Estate, before Depreciation	3,063,004	2,962,492

Less: Accumulated Depreciation	(326,995)	(290,134)
Real Estate Assets Held for Sale, net	278,145	253,641

Net Real Estate Assets	3,014,154	2,925,999

Cash and Equivalents	33,825	93,033
Restricted Cash	34,771	10,005
Accounts Receivable, net	14,003	25,534
Notes Receivable	61,879	30,756
Prepaid Expenses	8,766	8,845
Deferred Debt and Lease Costs	15,552	15,636
Investment in Unconsolidated Subsidiaries	49,203	69,682
Other Assets	52,641	50,340

Total Assets	$3,284,794	$3,229,830

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$184,707	$39,316
Notes and Mortgages Payable	1,564,285	1,575,921
Mortages Payable Related to Real Estate Assets Held for Sale	—	26,602

Total Long-Term Liabilities	1,748,992	1,641,839

Other Liabilities	125,452	127,663

Total Liabilities	1,874,444	1,769,502

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	2,115	2,439

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	102,906	125,000

Total Preferred Shares and Units, at Liquidation Value	202,906	225,000

Common Equity, including Minority Interest in Operating Partnership	1,205,329	1,232,889

Total Equity, including Minority Interest	1,410,350	1,460,328

Total Liabilities and Equity	$3,284,794	$3,229,830

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	6/30/2008	12/31/2007
Basic
Shares	47,875	47,216
Operating Partnership Units (OP Units)	9,554	10,053

Total Shares & OP Units	57,429	57,269

2Q08	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2008
COMMUNITY PORTFOLIO AT JUNE 30, 2008 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total
Atlanta	3,282	0	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	0	1,910	140	2,050	—	2,050	662	2,712
Birmingham	1,262	0	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,578	0	1,578	0	1,578	—	1,578	—	1,578
Charlotte	3,268	928	4,196	0	4,196	85	4,281	584	4,865
Dallas	2,468	0	2,468	0	2,468	—	2,468	541	3,009
Fort Worth	2,012	0	2,012	29	2,041	—	2,041	—	2,041
Huntsville	836	0	836	0	836	—	836	—	836
Orlando	2,252	0	2,252	0	2,252	—	2,252	—	2,252
Phoenix	180	772	952	0	952	—	952	—	952
Raleigh	1,714	250	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,699	0	1,699	0	1,699	—	1,699	—	1,699
Savannah	837	312	1,149	0	1,149	—	1,149	288	1,437
Other	4,024	211	4,235	147	4,382	209	4,591	380	4,971

Total Portfolio	27,322	2,473	29,795	797	30,592	294	30,886	2,455	33,341

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,598 total units at the Company’s partially-owned apartment communities.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	Communities	Pro Rata % (4)	2008	2008	2007	2007	2007
Atlanta	13.4%	12.3%	97.0%	96.3%	95.7%	95.0%	95.9%
Austin	6.0%	5.2%	96.2%	97.0%	95.2%	96.0%	92.9%
Birmingham	4.1%	4.4%	97.7%	96.3%	95.9%	95.1%	97.0%
Charleston	6.1%	4.9%	95.9%	96.0%	96.7%	95.8%	97.1%
Charlotte	10.1%	13.9%	93.6%	93.2%	95.1%	94.1%	95.0%
Dallas	7.4%	6.6%	96.3%	96.5%	96.4%	95.0%	95.6%
Fort Worth	6.8%	6.1%	96.3%	96.8%	96.9%	96.3%	96.6%
Huntsville	3.3%	2.9%	97.1%	98.1%	95.1%	98.2%	97.4%
Orlando	10.8%	9.7%	97.1%	97.1%	96.3%	97.6%	98.3%
Phoenix	1.0%	3.9%	96.3%	95.6%	96.3%	85.2%	81.6%
Raleigh	6.1%	6.4%	95.6%	96.0%	96.8%	94.7%	95.0%
Richmond	6.5%	5.9%	96.6%	96.5%	96.6%	96.5%	96.8%
Savannah	3.4%	4.2%	95.0%	96.3%	96.8%	95.5%	96.1%
Other	15.0%	13.6%	95.6%	96.3%	95.1%	91.5%	98.4%

Total Portfolio	100.0%	100.0%	95.9%	96.0%	95.9%	94.6%	95.8%

Same Property			96.0%	96.3%	96.0%	95.7%	96.4%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 29.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

2Q08	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2008
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2008	6/30/2007	Change	6/30/2008	6/30/2007	Change

Property Revenues
Same Property Communities	27,322	$68,284	$67,363	$921	$135,706	$132,654	$3,052
Non-Same Property Communities	2,473	6,172	3,519	2,654	11,987	5,914	6,073
Joint Venture Communities (2)	797	2,047	1,669	377	4,058	3,232	825
Development and Lease Up Communities	2,749	1,009	2	1,008	1,310	2	1,308
Dispositions / Other	—	2,553	5,885	(3,332)	5,300	13,124	(7,824)

Total Property Revenues	33,341	$80,065	$78,437	$1,628	$158,360	$154,927	$3,434

Property Expenses
Same Property Communities	27,322	$25,320	$25,713	$(393)	$51,110	$50,864	$246
Non-Same Property Communities	2,473	2,363	1,310	1,054	4,869	2,193	2,676
Joint Venture Communities (2)	797	960	766	194	1,885	1,510	375
Development and Lease Up Communities	2,749	939	70	869	1,404	91	1,313
Dispositions / Other	—	1,307	3,666	(2,360)	2,653	8,202	(5,549)

Total Property Expenses	33,341	$30,889	$31,525	$(636)	$61,921	$62,860	$(939)

Property Net Operating Income
Same Property Communities	27,322	$42,963	$41,649	$1,314	$84,596	$81,790	$2,806
Non-Same Property Communities	2,473	3,809	2,209	1,600	7,118	3,721	3,397
Joint Venture Communities (2)	797	1,087	904	183	2,172	1,723	450
Development and Lease Up Communities	2,749	70	(69)	139	(94)	(90)	(5)
Dispositions / Other	—	1,247	2,219	(972)	2,648	4,923	(2,275)

Total Property Net Operating Income	33,341	$49,176	$46,912	$2,264	$96,440	$92,067	$4,373

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2008	6/30/2007	Change	6/30/2008	6/30/2007	Change

Capitalized Expenses
Same Property Communities	27,322	$4,852	$6,130	$(1,278)	$8,447	$8,728	$(280)
Non-Same Property Communities	2,473	933	203	731	1,315	266	1,050
Joint Venture Communities	797	216	297	(81)	328	445	(117)
Development and Lease Up Communities	2,749	194	0	194	200	0	199
Dispositions / Other	—	28	825	(797)	280	1,508	(1,227)

Total Property Capitalized Expenses	33,341	6,223	7,454	(1,232)	10,571	10,946	(375)

Capitalized Expenses per Unit
Same Property Communities	27,322	$178	$224	$(47)	$309	$319	$(10)
Non-Same Property Communities	2,473	377	82	295	532	107	424
Joint Venture Communities	797	270	372	(102)	412	558	(146)

Total Per Unit	30,592	$203	$244	$(40)	$346	$358	$(12)

2Q08	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2008

		Revenues			Expenses			NOI
	2Q08	2Q07	% Chg	2Q08	2Q07	% Chg	2Q08	2Q07	% Chg

Atlanta	$9,063	$9,034	0.3%	$3,298	$3,572	(7.7%)	$5,765	$5,462	5.5%
Austin	4,695	4,541	3.4%	2,097	1,880	11.5%	2,598	2,661	(2.4%)
Birmingham	2,842	2,795	1.7%	1,069	1,135	(5.8%)	1,773	1,660	6.8%
Charleston	3,895	3,893	0.1%	1,292	1,386	(6.8%)	2,604	2,507	3.9%
Charlotte	7,172	7,221	(0.7%)	2,833	2,848	(0.5%)	4,339	4,374	(0.8%)
Dallas	5,593	5,241	6.7%	2,422	2,340	3.5%	3,170	2,901	9.3%
Fort Worth	5,053	4,677	8.0%	2,146	2,004	7.1%	2,906	2,673	8.7%
Huntsville	2,117	1,982	6.8%	711	646	10.0%	1,406	1,336	5.2%
Orlando	6,943	7,048	(1.5%)	2,310	2,430	(4.9%)	4,633	4,617	0.3%
Phoenix	603	637	(5.4%)	169	181	(6.6%)	434	457	(4.9%)
Raleigh	4,197	3,954	6.1%	1,579	1,508	4.8%	2,617	2,446	7.0%
Richmond	4,230	4,201	0.7%	1,419	1,483	(4.3%)	2,811	2,718	3.4%
Savannah	2,143	2,150	(0.3%)	668	849	(21.4%)	1,475	1,300	13.5%
Other	9,738	9,990	(2.5%)	3,307	3,453	(4.2%)	6,431	6,537	(1.6%)

Total Same Property (1)	$68,284	$67,363	1.4%	$25,320	$25,713	-1.5%	$42,963	$41,649	3.2%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included		Contribution	2Q08	2Q07	% Chg	2Q08	2Q07	% Chg

Atlanta	3,282		13.4%	97.0%	96.0%	1.1%	$863	$853	1.1%
Austin	1,910		6.0%	96.2%	97.0%	(0.8%)	753	729	3.4%
Birmingham	1,262		4.1%	97.8%	97.2%	0.6%	716	707	1.2%
Charleston	1,578		6.1%	95.9%	97.1%	(1.2%)	764	756	1.1%
Charlotte	3,268		10.1%	93.2%	95.0%	(1.8%)	702	693	1.2%
Dallas	2,468		7.4%	96.3%	95.6%	0.7%	708	687	3.0%
Fort Worth	2,012		6.8%	96.3%	96.6%	(0.3%)	768	733	4.7%
Huntsville	836		3.3%	97.1%	97.4%	(0.2%)	760	733	3.6%
Orlando	2,252		10.8%	97.1%	98.3%	(1.2%)	972	983	(1.1%)
Phoenix	180		1.0%	96.1%	89.4%	6.7%	1,106	1,202	(8.0%)
Raleigh	1,714		6.1%	95.9%	95.7%	0.1%	761	721	5.5%
Richmond	1,699		6.5%	96.6%	96.8%	(0.2%)	808	780	3.6%
Savannah	837		3.4%	95.2%	96.4%	(1.2%)	802	816	(1.7%)
Other	4,024		15.0%	95.5%	96.4%	(0.9%)	775	781	(0.7%)

Total Same Property (1)	27,322		100.0%	96.0%	96.4%	(0.4%)	$785	$774	1.5%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

2Q08	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Second Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2008

		Revenues			Expenses			NOI
	2008	2007	% Chg	2008	2007	% Chg	2008	2007	% Chg

Atlanta	$18,010	$17,652	2.0%	$6,732	$6,761	(0.4%)	$11,277	$10,891	3.6%
Austin	9,292	8,927	4.1%	4,109	3,973	3.4%	5,183	4,954	4.6%
Birmingham	5,582	5,469	2.1%	2,143	2,251	(4.8%)	3,440	3,218	6.9%
Charleston	7,744	7,577	2.2%	2,691	2,703	(0.4%)	5,053	4,874	3.7%
Charlotte	14,385	14,228	1.1%	5,732	5,564	3.0%	8,653	8,664	(0.1%)
Dallas	11,153	10,514	6.1%	4,932	4,681	5.4%	6,222	5,833	6.7%
Fort Worth	10,024	9,283	8.0%	4,318	4,113	5.0%	5,706	5,171	10.3%
Huntsville	4,159	3,925	6.0%	1,425	1,443	(1.3%)	2,734	2,481	10.2%
Orlando	13,787	14,029	(1.7%)	4,681	4,859	(3.7%)	9,106	9,170	(0.7%)
Phoenix	1,216	1,254	(3.1%)	361	379	(4.5%)	854	876	(2.4%)
Raleigh	8,309	7,778	6.8%	3,032	2,922	3.7%	5,278	4,856	8.7%
Richmond	8,428	8,191	2.9%	2,871	2,918	(1.6%)	5,557	5,273	5.4%
Savannah	4,190	4,264	(1.7%)	1,383	1,589	(12.9%)	2,806	2,675	4.9%
Other	19,426	19,563	(0.7%)	6,700	6,708	(0.1%)	12,726	12,854	(1.0%)

Total Same Property (1)	$135,706	$132,654	2.3%	$51,110	$50,864	0.5%	$84,596	$81,790	3.4%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included		Contribution	2008	2007	% Chg	2008	2007	% Chg

Atlanta	3,282		13.3%	97.0%	96.0%	1.1%	$864	$850	1.7%
Austin	1,910		6.1%	96.2%	97.0%	(0.8%)	751	717	4.7%
Birmingham	1,262		4.1%	97.8%	97.2%	0.6%	714	703	1.5%
Charleston	1,578		6.0%	95.9%	97.1%	(1.2%)	766	749	2.2%
Charlotte	3,268		10.2%	93.2%	95.0%	(1.8%)	701	693	1.1%
Dallas	2,468		7.4%	96.3%	95.6%	0.7%	705	687	2.5%
Fort Worth	2,012		6.7%	96.3%	96.6%	(0.3%)	761	732	3.9%
Huntsville	836		3.2%	97.1%	97.4%	(0.2%)	757	734	3.2%
Orlando	2,252		10.8%	97.1%	98.3%	(1.2%)	973	992	(1.9%)
Phoenix	180		1.0%	96.1%	89.4%	6.7%	1,110	1,179	(5.9%)
Raleigh	1,714		6.2%	95.9%	95.7%	0.1%	754	718	5.0%
Richmond	1,699		6.6%	96.6%	96.8%	(0.2%)	802	773	3.7%
Savannah	837		3.3%	95.2%	96.4%	(1.2%)	798	818	(2.4%)
Other	4,024		15.1%	95.5%	96.4%	(0.9%)	775	773	0.2%

Total Same Property (1)	27,322		100.0%	96.0%	96.4%	(0.4%)	$783	$771	1.6%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

2Q08	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2008
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	2Q08	1Q08	% Chg	2Q08	1Q08	% Chg	2Q08	1Q08	% Chg

Atlanta	$9,063	$8,947	1.3%	$3,298	$3,434	(4.0%)	$5,765	$5,512	4.6%
Austin	4,695	4,597	2.1%	2,097	2,012	4.2%	2,598	2,585	0.5%
Birmingham	2,842	2,740	3.7%	1,069	1,073	(0.4%)	1,773	1,667	6.3%
Charleston	3,895	3,849	1.2%	1,292	1,399	(7.7%)	2,604	2,449	6.3%
Charlotte	7,172	7,213	(0.6%)	2,833	2,899	(2.3%)	4,339	4,314	0.6%
Dallas	5,593	5,561	0.6%	2,422	2,509	(3.5%)	3,170	3,051	3.9%
Fort Worth	5,053	4,971	1.6%	2,146	2,172	(1.2%)	2,906	2,799	3.8%
Huntsville	2,117	2,043	3.6%	711	715	(0.5%)	1,406	1,328	5.8%
Orlando	6,943	6,844	1.5%	2,310	2,371	(2.5%)	4,633	4,473	3.6%
Phoenix	603	613	(1.6%)	169	193	(12.5%)	434	420	3.5%
Raleigh	4,197	4,113	2.0%	1,579	1,452	8.8%	2,617	2,660	(1.6%)
Richmond	4,230	4,197	0.8%	1,419	1,452	(2.3%)	2,811	2,746	2.4%
Savannah	2,143	2,046	4.7%	668	716	(6.7%)	1,475	1,331	10.9%
Other	9,738	9,688	0.5%	3,307	3,392	(2.5%)	6,431	6,296	2.1%

Total Same Property (1)	$68,284	$67,422	1.3%	$25,320	$25,789	-1.8%	$42,963	$41,633	3.2%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included		Contribution	2Q08	1Q08	% Chg	2Q08	1Q08	% Chg

Atlanta	3,282		13.4%	97.0%	96.2%	0.8%	$863	$866	(0.3%)
Austin	1,910		6.0%	96.2%	97.1%	(0.9%)	753	749	0.6%
Birmingham	1,262		4.1%	97.8%	96.0%	1.8%	716	712	0.5%
Charleston	1,578		6.1%	95.9%	96.0%	(0.1%)	764	767	(0.4%)
Charlotte	3,268		10.1%	93.2%	94.5%	(1.3%)	702	699	0.4%
Dallas	2,468		7.4%	96.3%	96.5%	(0.2%)	708	701	0.9%
Fort Worth	2,012		6.8%	96.3%	96.9%	(0.6%)	768	753	1.9%
Huntsville	836		3.3%	97.1%	98.1%	(1.0%)	760	755	0.6%
Orlando	2,252		10.8%	97.1%	97.1%	0.0%	972	975	(0.3%)
Phoenix	180		1.0%	96.1%	95.6%	0.6%	1,106	1,113	(0.6%)
Raleigh	1,714		6.1%	95.9%	96.4%	(0.6%)	761	747	1.8%
Richmond	1,699		6.5%	96.6%	96.5%	0.1%	808	796	1.5%
Savannah	837		3.4%	95.2%	96.4%	(1.2%)	802	794	1.1%
Other	4,024		15.0%	95.5%	96.2%	(0.8%)	775	774	0.1%

Total Same Property (1)	27,322		100.0%	96.0%	96.3%	(0.3%)	$785	$782	0.5%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

2Q08	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Six Months Ended
	06/30/2008	06/30/2007	06/30/2008	06/30/2007

OPERATING DATA (1)

Property Revenues
Rental revenues	$19,004	$14,279	$38,782	$27,689
Other property revenues	805	683	1,741	1,356

Total property revenues	19,809	14,962	40,523	29,045

Property Expenses
Property operating and maintenance	5,264	4,231	10,453	8,213
Taxes, license and insurance	2,409	1,867	4,882	3,720

Total property expenses	7,673	6,098	15,335	11,933

Net Operating Income (NOI)	12,136	8,864	25,188	17,112

Other Income (Expenses)
Interest, net	(7,843)	(5,745)	(15,839)	(11,125)
Depreciation and amortization (2)	(6,847)	(4,979)	(14,530)	(10,349)
Other	94	(191)	695	(172)

Total other expenses	(14,596)	(10,915)	(29,674)	(21,646)

Gain on sale of properties, net	4,497	(39)	16,793	9,257

Equity in income of joint ventures	$2,037	$(2,090)	$12,307	$4,723

	As of
	6/30/2008	12/31/2007
BALANCE SHEET DATA (3)

Real estate assets, net	$3,287,309	$3,819,842
Other assets, net	321,892	342,894

Total assets	$3,609,201	$4,162,736

Notes payable	$2,758,094	$3,200,756
Notes payable to Colonial	28,093	23,390
Other liabilities	150,921	115,346

Total liabilities	2,937,108	3,339,492

Member’s equity	672,093	823,244

Total liabilities and member’s equity	$3,609,201	$4,162,736

Colonial’s equity investment (4)	$49,203	$69,682
Colonial’s pro-rata share of debt	$479,231	$544,208

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

2Q08	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2008
(in thousands)

							Weighted	Average
	Number		Gross		Mortgages	Weighted	Average	Remaining
	of	Total	Investment in	Construction	and Notes	Ownership	Interest	Term	% Fixed	% Variable
Venture	Properties	Units/GLA	Real Estate (1)	in Progress	Payable	Interest	Rate	(in months)	Rate	Rate

MULTIFAMILY
CMS	5	1,548	$118,149	$—	$100,756	21%	5.30%	45	69.00%	31.00%
DRA	6	2,034	143,969	—	95,192	15%	4.85%	16	100.00%	—
Development	1	541	—	5,089	—	25%	—	—	—	—
Other	6	1,554	184,354	5,697	104,151	20%	5.00%	50	54.46%	45.54%

Total Multifamily	18	5,677	$446,472	$10,786	$300,098

OFFICE
DRA/CRT (2)	17	8,393	$1,283,507	$6,671	$968,114	15%	4.95%	21	64.94%	35.06%
DRA/CLP (3)	18	5,235	936,073	—	741,907	15%	5.61%	72	100.00%	—
UBS/CLP Mansell	2	689	141,483	8,107	92,690	15%	6.15%	97	100.00%	—
Huntsville TIC (4)	9	1,702	221,469	—	107,540	14%	6.47%	113	100.00%	—
Other	1	30	2,847	—	1,067	33%	8.10%	79	100.00%	—

Total Office	47	16,049	$2,585,378	$14,778	$1,911,318

RETAIL
OZRE (5)	11	2,911	$363,072	$—	$293,139	17%	6.31%	73	100.00%	—
Craft Farms	1	345	53,809	—	43,000	15%	3.96%	1	—	100.00%
Parkway Place	1	636	90,155	—	58,381	45%	3.46%	11	—	100.00%
Turkey Creek	1	486	79,604	—	65,000	50%	6.03%	98	100.00%	—
Other	5	1,203	116,257	10,928	87,158	28%	5.20%	41	19.23%	80.77%

Total Retail	19	5,581	$702,897	$10,928	$546,678

	84		$3,692,085	$79,154	$2,758,094

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	As of June 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of June 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	During the six months ended June 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of five transactions. Effectively, the Company’s interest was reduced from 40% to 13.8%.

(5)	As of June 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

2Q08	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended June 30, 2008
(in thousands)

									Colonial
									Share
			Net		Other				of Net
	Total	Operating	Operating	Interest	Income	Gain (Loss)	Depreciation &	Net Income	Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS	$3,924	$1,983	$1,941	$1,628	$(7)	$(257)	$1,246	$(1,198)	$(228)
DRA	4,675	2,152	2,523	1,261	10	—	2,638	(1,366)	(208)
Development	—	1	(1)	—	—	—	—	(1)	—
Other (2)	3,321	1,924	1,397	1,610	21	552	1,376	(1,017)	(234)

Total Multifamily	$11,920	$6,060	$5,860	$4,500	$24	$295	$5,261	$(3,582)	$(670)

OFFICE
DRA/CRT (3)	$43,363	$17,876	$25,487	$12,921	$(735)	$—	$15,536	$(3,705)	$173
DRA/CLP (4)	29,254	11,439	17,814	10,577	209	—	11,951	(4,505)	(103)
UBS/CLP Mansell	4,057	1,433	2,624	1,426	4	—	2,078	(876)	(72)
Huntsville TIC (5)	6,166	2,007	4,160	3,472	18	—	5,854	(5,148)	3,021
Other	204	82	122	23	0	—	14	85	41

Total Office	$83,044	$32,837	$50,207	$28,418	$(502)	$—	$35,434	$(14,147)	$3,060

RETAIL
OZRE (6)	8,706	2,572	6,134	4,645	18	—	5,097	(3,590)	(352)
Craft Farms	1,169	553	616	514	39	—	345	(204)	(129)
Parkway Place	2,717	938	1,779	1,875	—	—	695	(791)	137
Turkey Creek	2,471	610	1,861	994	4	—	895	(25)	26
Other	2,648	649	1,999	1,203	(8)	—	681	107	(35)

Total Retail	$17,711	$5,322	$12,388	$9,231	$53	$—	$7,713	$(4,503)	$(353)

	$112,674	$44,218	$68,455	$42,150	$(425)	$295	$48,407	$(22,232)	$2,037

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company sold its 10% interest in Stone Ridge on June 16, 2008.

(3)	As of June 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of June 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the three months ended June 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of five transactions. Effectively, the Company’s interest was reduced from 33.3% to 13.8%. The Company recognized a gain of approximately $4.0 million of the sale of this interest.

(6)	As of June 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q08	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Six Months Ended June 30, 2008
(in thousands)

									Colonial Share
	Total	Operating	Net Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS	$7,750	$3,847	$3,903	$2,875	$(14)	$(257)	$2,522	$(1,766)	$(351)
DRA	9,292	4,248	5,044	2,525	43	—	2,638	(75)	—
Development	(0)	10	(10)	82	—	5,262	—	5,170	(16)
Other (2)	7,740	4,183	3,557	3,403	21	11,792	2,731	9,236	(372)

Total Multifamily	$24,782	$12,288	$12,494	$8,885	$50	$16,797	$7,892	$12,565	$(739)

OFFICE
DRA/CRT (3)	$85,857	$34,743	$51,114	$26,739	$(1,095)	$—	$31,654	$(8,373)	$(358)
DRA/CLP (4)	57,651	22,761	34,890	21,154	506	—	23,106	(8,865)	(199)
UBS/CLP Mansell	7,952	2,685	5,267	2,852	11	(3)	4,345	(1,922)	(173)
Huntsville TIC (5)	11,929	3,867	8,062	6,718	44	—	9,154	(7,766)	2,229
Other	366	147	220	46	0	—	28	146	64

Total Office	$163,755	$64,202	$99,553	$57,509	$(533)	$(3)	$68,288	$(26,780)	$1,563

RETAIL
GPT (6)	$8,191	$3,041	$5,150	$3,076	$(318)	$—	$3,508	$(1,752)	$11,977
OZRE (7)	17,289	4,848	12,441	9,209	52	—	9,367	(6,083)	(390)
Craft Farms	2,369	1,058	1,311	1,174	96	—	690	(457)	(273)
Parkway Place	5,449	1,765	3,684	2,966	—	—	1,762	(1,044)	26
Turkey Creek	5,001	1,217	3,784	1,989	9	—	1,783	22	89
Other	4,834	1,136	3,697	2,069	(25)	19	1,165	457	54

Total Retail	$43,132	$13,065	$30,067	$20,484	$(185)	$19	$18,275	$(8,857)	$11,483

	$231,669	$89,555	$142,114	$86,878	$(667)	$16,813	$94,455	$(23,072)	$12,307

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company sold its 10% interest in Stone Ridge on June 16, 2008.

(3)	As of June 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of June 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the six months ended June 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of eight transactions. Effectively, the Company’s interest was reduced from 40% to 13.8%. During the six months ended June 30, 2008, the Company recognized a gain of approximately $4.0 million on the sale of this interest.

(6)	This joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina. The Company sold its interest in this joint venture in February 2008 and recognized a gain of approximately $12.2 million.

(7)	As of June 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q08	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Second Quarter 2008

	As of
	6/30/2008	6/30/2007
Base rent per square foot — Straight-line
Office
Consolidated	$20.81	n/a
Unconsolidated	18.75	18.44

Retail
Consolidated	$15.24	$18.04
Unconsolidated	16.68	16.55

Base rent per square foot — Cash
Office
Consolidated	$15.44	n/a
Unconsolidated	18.19	17.72

Retail
Consolidated	$15.01	$17.81
Unconsolidated	16.45	16.28

	As of
	6/30/2008	6/30/2007
Square Feet (in 000’s)
Office
Consolidated	169	n/a
Unconsolidated (1)	2,340	2,340

Retail
Consolidated	672	3,376
Unconsolidated (1)	1,037	1,113

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.
OFFICE LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	906	6%	$17,225	7%	132	6%	$2,530	6%
2009	1,927	14%	34,666	13%	278	12%	5,055	11%
2010	1,583	11%	28,794	11%	224	10%	4,124	9%
2011	2,013	14%	38,603	15%	291	13%	5,617	13%
2012	2,359	17%	47,657	18%	346	15%	7,013	16%
2013+	5,213	37%	95,687	36%	1,041	45%	19,961	45%

Total Leased SF	14,000		$262,632		2,312		$44,298
RETAIL LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	112	2%	$2,246	5%	36	2%	$744	7%
2009	179	4%	3,386	5%	58	4%	1,191	5%
2010	432	10%	5,785	9%	85	5%	1,273	6%
2011	439	10%	7,316	12%	128	8%	2,723	12%
2012	557	12%	8,519	14%	195	12%	3,558	16%
2013+	2,793	61%	37,144	55%	1,076	58%	13,608	54%

Total Leased SF	4,512		$64,396		1,578		$23,097
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$837	$1,958	$1,017	$3,223
Tenant Improvements	519	3,519	1,098	4,631
Leasing Commissions	418	1,785	666	2,624
Admin — Division	13	17	24	17

Total	$1,787	$7,279	$2,805	$10,495
Less: Unconsolidated Assets	(1,765)	(1,809)	(2,771)	(2,387)

Total — Consolidated Assets	$22	$5,470	$34	$8,108

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$18	$350	$79	$737
Revenue- Enhancing	3	201	21	504
Tenant Improvements	83	1,377	275	2,707
Leasing Commissions	39	694	100	944
Admin — Division	4	10	60	24

Total w/o Acquisition-Related	$146	$2,633	$535	$4,916
Less: Unconsolidated Assets	(124)	(354)	(346)	(804)

Total — Consolidated Assets	$22	$2,279	$189	$4,112

2Q08	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and six months ended June 30, 2008, continuing operations includes gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $3.4 million and $5.1 million, respectively. For the three and six months ended June 30, 2008, there are no gains on condominium conversion, for sale residential and development sales in discontinued operations. A summary of revenues and costs of these activities for the three and six months ended June 30, 2008 and 2007 are as follows:

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Condominium conversion revenues, net	$303	$9,675	$303	$43,754
Condominium conversion costs	(301)	(9,229)	(301)	(39,306)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	2	446	2	4,448

For-sale residential revenues, net	6,341	6,701	9,117	15,960
For-sale residential costs	(5,767)	(6,353)	(8,510)	(13,370)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	574	348	607	2,590

Development revenues, net	15,800	—	15,800	—
Development costs (1)	(13,002)	—	(11,309)	—

Gains on development sales, before minority interest and income taxes	2,798	—	4,491	—

Minority interest	—	82	—	224
Provision for income taxes	(1,243)	(149)	(1,383)	(2,424)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$2,131	$727	$3,717	$4,838

	Three Months Ended		Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Condominium Conversion Projects Status
Units Closed in prior periods	1,197	1,114	1,197	935
Units Closed in current period	2	49	2	228
Contracted (3)	2	35	2	35
Available Units (4)	26	29	26	29

Total Units	1,227	1,227	1,227	1,227

For-Sale Residential Projects Status
Units Closed in prior periods	178	100	166	54
Units Closed in current period	22	24	34	70
Contracted (3)	73	177	73	177
Available Units / Lots (4)	501	933	501	933

Total Units	774	1,234	774	1,234

Notes:

(1)	Amount includes $1,693 recorded during Q108 for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company is leasing the remaining units at two of its previous condominium conversion projects and also at two of its previous for-sale residential projects.
Condominium Conversions

			Average
			Price of
			Units	Projected	Units	Under	Remaining
Project (2)	Location	Units	Closed	Sell Out	Closed	Contract (1)	Units

Azur at Metrowest (4)	Orlando, FL	311	$158,691	4Q08 — 1Q09	291	—	20
Capri at Hunter’s Creek (4)	Orlando, FL	250	$196,348	4Q08 — 1Q09	242	2	6

		561			533	2	26

Residential For-Sale Development

			Average
			Price of
			Units/Lots	Projected	Units	Under	Remaining
Project (2)	Location	Units	Closed	Sell Out	Closed	Contract (1)	Units / Lots

Regatta at James Island (4)	Charleston, SC	212	$190,540	3Q09 — 1Q10	141	7	64
Grander (3)(4)	Gulf Shores, AL	26	$731,250	1Q10 — 3Q10	12	—	14
Cypress Village (lots) (3)	Gulf Shores, AL	188	$200,000	2Q13 — 2Q14	5	—	183
Whitehouse Creek (lots) (4)(5)	Mobile, AL	200	$62,715	1Q15 — 2Q17	15	—	185
Southgate on Fairview (3)(4)	Charlotte, NC	47	$321,553	4Q08 — 2Q09	13	5	29
Colonial Traditions at Gulf Shores (4)(6)	Gulf Shores, AL	—	$—	1Q11 — 1Q12	—	—	—
Metropolitan Midtown	Charlotte, NC	101	$348,609	1Q09 — 3Q09	14	61	26

		774			200	73	501

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	In addition to the above projects, the Company has a 40% investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of June 30, 2008, there were six townhomes that had closed and one townhome under contract, with an average price of $1.9 million for the closed units. The Company also has a first mortgage on this property of $28.1 million as of June 30, 2008. See Unconsolidated Partnerships Summary on page 35.

(3)	During the third quarter of 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(4)	This project is classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(5)	Whitehouse Creek, formerly known as Spanish Oaks, will include the sale of undeveloped parcels.

(6)	This project will include the sale of undeveloped parcels.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

2Q08	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

									Development Costs
		Units / SF-in 000s				Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased		Date	Date	Date	Cost	Q208	After

Multifamily
CG at Ayrsley	Charlotte, NC	368	350	277		3Q06	3Q08	3Q08	$34.9	$34.7	$0.2
CG at Onion Creek	Austin, TX	300	140	57		1Q07	4Q08	2Q09	31.8	29.2	2.6
CV at Godley Lake	Savannah, GA	288	144	63		3Q07	3Q08	1Q09	26.2	23.1	3.1
CV at Matthews Commons	Charlotte, NC	216	—	—		4Q07	4Q08	2Q09	21.1	11.1	10.0
CG at Desert Vista	Las Vegas, NV	380	—	—		1Q08	3Q09	2Q10	52.0	23.4	28.6
CG at Ashton Oaks	Austin, TX	362	—	—		1Q08	2Q09	4Q09	34.3	12.3	22.0

									200.3	133.8	66.5

Commercial
Office
Metropolitan * (1)	Charlotte, NC	162	—	137		3Q06	2Q08	1Q09	39.6	28.6	11.0
Retail
Colonial Promenade Fultondale	Birmingham, AL	235	—	231		2Q06	2Q08	3Q08	23.1	22.9	0.2
Colonial Promenade Tannehill	Birmingham, AL	351	—	284		1Q07	1Q09	1Q09	48.9	45.0	3.9
Colonial Promenade Nor du Lac (2)	Covington, LA	531	—	144		2Q08	2Q11	3Q11	146.7	27.3	119.4
Metropolitan * (1)	Charlotte, NC	189	—	114		3Q06	2Q09	4Q09	48.7	32.9	15.8

									307.0	156.7	150.3

For Sale Projects
Metropolitan * (1)	Charlotte, NC	101	14	n/a	(3)	3Q06	1Q09		43.1	28.5	14.6

									$43.1	$28.5	$14.6

Total Active Development Projects									$550.4	$319.0	$231.4

Residential Lots for Sale
Cypress Village (lots)(4)	Gulf Shores, AL	236	236	n/a	(3)	1Q06	2Q14		$21.6	$20.2	$1.4
Whitehouse Creek (lots)	Mobile, AL	200	59	n/a	(3)	1Q06	3Q11		17.6	15.7	1.9

									$39.2	$35.9	$3.3

Future Development Projects (see page 20)									$	219.4
Less assets transferred to operating assets										(58.9)

Total Properties Under Development (per Balance Sheet)										$515.4

Unconsolidated Projects (5)
Colonial Promenade Smyrna * (6)	Nashville, TN	148	—	138		1Q07	4Q08	1Q09	$18.7	$17.6	$1.1
Colonial Pinnacle Turkey Creek III (7)	Knoxville, TN	160	—	106		1Q08	2Q09	3Q09	15.7	4.4	11.3
CG at McKinney (8)	Dallas, TX	541	—	—		4Q08	2Q10	1Q11	14.6	1.6	13.0

									$49.0	$23.6	$25.4

Target Development Yield Ranges:
Multifamily:	7.0-8.5%
Office:	8.5-11.0%
Retail:	8.5-11.0%

*	These projects are part of a mixed-use development.

Notes:

(1)	Development costs are net of economic grant proceeds of approximately $12.3 million (present value) to be received after property is put into service.

(2)	Total cost for this project excludes $24.0 million of community development district special assessment bonds.

(3)	For units sold at these projects, see page 18.

(4)	During 2007, the Company recorded a non-cash impairment charge associated with these projects as a result of the deterioration in the single family housing market. Total cost and Project cost to date are net of the impairment charge recorded during 2007.

(5)	Units and square feet for unconsolidated projects are presented at 100%.

(6)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(7)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(8)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

2Q08	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Future Development Pipeline
($ in MMs)

		Units/	Cost to
	Location	SF-in 000s	Date

Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.0
CG at Sweetwater	Phoenix, AZ	195	7.1
CG at Azure	Las Vegas, NV	188	7.3
CG at Cityway	Austin, TX	376	4.7
CG at Wakefield	Raleigh, NC	369	6.7
CG at South End	Charlotte, NC	344	11.0
CG at Hampton Preserve	Tampa, FL	486	12.7
CG at Randal Park (1)	Orlando, FL	600	12.8

			70.3

Commercial

Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	74	1.5
Colonial Promenade Huntsville	Huntsville, AL	111	9.2

			10.7

Future Development Projects			$81.0

Undeveloped Land & Other Pre-development costs			138.4

Total Future Development Projects			$219.4

(1)	These projects are part of a mixed-use development.
ASSETS HELD FOR SALE

Total
Cost

Multifamily assets	$219.2
Office assets	—
Retail assets	—
For-Sale Residential	58.9

Total Assets Held For Sale (per Balance Sheet) (1)	$278.1

(1)	These real estate assets are refected at the lower of depreciated cost or fair value less costs to sell.

2Q08	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)

Multifamily
Colonial Village at Matthews	Charlotte, NC	Jan-08	270	$18.4	$19.0	6.1%	remaining 75% interest
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)

Multifamily
Fairmont at Fossil Creek	Fort Worth, TX	Jan-08	240	$3.2	5.4%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Jan-08	216	3.2	5.6%	15% ownership interest
Arbors at Windsor Lake	Columbia, SC	Jan-08	228	1.4	6.4%	10% ownership interest
Park Crossing	Fairfield, CA	Feb-08	200	3.4	5.7%	10% ownership interest
Cottonwood Crossing	Fort Worth, TX	Jun-08	200	7.3	6.5%	(4)
CV at Bedford	Fort Worth, TX	Jun-08	238	12.0	6.5%	(4)
CV at Bear Creek	Fort Worth, TX	Jun-08	120	6.0	6.5%	(4)
CV at Pear Ridge	Dallas, TX	Jun-08	242	15.5	6.5%	(4)
CG at Shelby Farms I & II	Memphis, TN	Jun-08	450	41.0	5.9%	(5)
Stone Ridge	Columbia, SC	Jun-08	191	0.8	7.3%	10% ownership interest

Total — Multifamily				93.8

Office
250 Commerce Center	Montgomery, AL	Feb-08	37.0	3.1	10.1%
Decoverly	Rockville, MD	May-08	156.0	5.4	8.7%	15% ownership interest

				8.5

Retail
GPT	Multiple Cities	Feb-08	3,876.0	38.3	8.0%	10% ownership interest

	Total			$140.6

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.5%.

(5)	The sale of Shelby Farms I & II included short-term seller financing of $27.8 million. The original terms of the note has a maturity date of July 27, 2008 at a rate of 6.5%. There are two 30-day extension options available at a rate of 8.0% and 12.0%, respectively.

2Q08	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2008
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y

Unsecured/Secured
Unsecured Line of Credit	$184,707	11%	3.2%	4.0	$184,707	8%	3.2%	4.0
Unsecured Other	1,459,289	83%	5.8%	5.2	1,459,289	66%	5.8%	5.2
Secured	104,996	6%	5.4%	8.6	584,227	26%	5.3%	5.0

Total Debt	$1,748,992	100%	5.5%	5.3	$2,228,223	100%	5.4%	5.0

Fixed/Floating
Fixed Rate Debt	$1,549,756	89%	5.8%	5.5	$1,904,592	85%	5.8%	5.4
Floating Rate Debt — Capped	—	—	—	—	39,630	2%	4.2%	0.5
Floating Rate Debt	199,237	11%	3.3%	3.7	284,002	13%	3.5%	2.9

Total Debt	$1,748,992	100%	5.5%	5.3	$2,228,223	100%	5.4%	5.0

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2008	4.55%
2009	4.30%
2010	5.52%
2011	4.88%
2012	6.81%
2013	6.11%
2014	6.10%
2015	5.49%
Thereafter	5.99%

Total	5.76%

LINE OF CREDIT

	12/31/07	06/30/08	Interest Rate	Due

Floating	$39,316	$184,707	3.21%	06/15/12
Competitive Bid Option — Floating	—	—	—

Total Outstanding on LOC	$39,316	$184,707	3.21%

Notes:
•	On January 8, 2008, the Company increased its borrowing capacity to $675MM, which includes a $337.5MM Competitive Bid Option, by exercising the accordion feature under its existing LOC.

•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

2Q08	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2008
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	2Q07	YTD '07	2Q08	YTD '08
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	0.5	0.6	0.9	0.9
Earnings to Fixed Charges & Preferred Share Distributions (1)	0.4	0.6	0.8	0.8

Supplemental Coverage Ratios
Interest Coverage (2)	2.2	2.4	2.4	2.4
Fixed Charge Coverage (3)	1.8	2.0	2.1	2.0
Fixed Charge w/ Cap Int (4)	1.6	1.7	1.7	1.6
See page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental
Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q07	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08
Consolidated Debt to Total Assets cannot exceed 60%	52.0%	54.8%	53.5%	53.4%	53.1%	53.9%
Secured Debt to Total Assets cannot exceed 40%	15.8%	13.5%	13.9%	14.8%	14.7%	14.1%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	192.3%	199.3%	208.8%	207.9%	206.6%	211.5%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.7x	2.6x	2.6x	2.3x	2.4x	2.5x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$2,311,734	$1,851,464	$1,629,502	$1,641,839	$1,678,038	$1,748,992
Unconsolidated Debt	342,714	461,042	492,432	544,208	500,940	479,231

Total Debt	2,654,448	2,312,506	2,121,934	2,186,047	2,178,978	2,228,223
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000
8.125% Series D	125,000	125,000	125,000	125,000	117,326	102,906
7.62% Series E	104,761	—	—	—	—	—

Total Preferred Stock	329,761	225,000	225,000	225,000	217,326	202,906

Market Equity (Shares & Units)	2,602,505	2,068,866	1,961,823	1,295,997	1,376,069	1,149,729

Total Market Capitalization	$5,586,714	$4,606,372	$4,308,757	$3,707,044	$3,772,373	$3,580,858

Debt / Total Market Capitalization	47.5%	50.2%	49.2%	59.0%	57.8%	62.2%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

2Q08	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	Q208	Q207	YTD 08	YTD 07
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$3	$464	$22	$3,132
For-Sale Residential	387	263	433	1,706
Development (1)	1,741	—	3,262	—
Land / Outparcel Sales	74	417	435	559

Totals	2,205	1,144	4,130	5,397

3rd Party Mgt & Leasing Fee Revenue	5,151	5,312	10,449	8,554
Straight Line Rents	784	2,308	817	3,875
Percentage Rents	155	662	262	910
Lease Terminations	7	321	—	333
Interest Expense	17,013	26,573	34,492	54,483
Interest Income	1,184	2,095	1,976	4,229
Capitalized Interest	7,011	7,347	13,348	13,592
Debt — Principal Amortization	165	968	364	2,556
Preferred Dividend Payments	3,993	5,682	8,307	11,986
Preferred Share Issuance Costs, Net of Discount	83	330	267	330
Amortization of Deferred Financing Costs	1,267	2,510	2,455	4,161
Amortization of Stock Compensation	1,228	1,550	2,532	2,995
Unconsolidated (2)
Straight Line Rents	392	325	894	690
Interest Expense	7,771	5,621	15,712	10,862
Debt — Principal Reductions	100	99	194	239
Amortization of Deferred Financing Costs	139	162	287	331

Notes:

(1)	YTD amount includes $1,693 recorded during Q108 for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	Q208	Q207	YTD 08	YTD 07
Acquisition of Properties
Multifamily	$—	$26,880	$18,375	$150,471
Office	—	—	—	—
Retail	—	—	—	—

Acquisitions	—	26,880	18,375	150,471
Other Assets & Debt Assumed	—	—	(14,700)	—
Less: Unconsolidated Assets	—	(5,980)	—	(12,273)

Acq, net — Consolidated Assets	$—	$20,900	$3,675	$138,198

Development Expenditures
Multifamily	29,721	33,587	60,714	50,044
Office	9,268	19,496	14,356	31,313
Retail	51,465	20,348	67,737	41,602
For-Sale / Other	31,704	20,223	66,597	61,896

Total, incl subs	122,158	93,654	209,404	184,855

Less: Infrastructure Reimbursement from City/County	(150)	(390)	(150)	(7,178)
Less: Unconsolidated /Other (1)	(5,718)	(2,161)	(10,825)	(9,044)

Development, Consol. Assets	$116,290	$91,103	$198,429	$168,633

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$81,491	$94,713	$92,711	$251,099
Office	1,620	378,983	8,070	393,044
Retail	—	162,810	7,021	175,313
For Sale / Projects	6,644	16,376	11,125	58,786
Land and other	1,200	2,670	3,428	4,028

Total, incl subs	90,955	655,552	122,355	882,270
Selling Costs	(1,947)	(17,290)	(2,583)	(28,856)
Outparcels/Land	(1,200)	(2,670)	(3,428)	(4,028)
Less: Unconsolidated — net	(1,620)	—	(23,716)	(29,061)

Sales, Net — Consolidated Assets	$86,188	$635,592	$92,628	$820,325

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

2Q08	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Q208	Q207	YTD 08	YTD 07
Divisional Total Revenues
Multifamily — Same Property	$68,284	$67,363	$135,706	$132,654
Multifamily — Non-Same Property	11,781	11,074	22,654	22,272
Office	14,873	33,356	29,481	71,381
Retail	8,313	24,204	17,023	49,504

Total Divisional Revenues	103,251	135,997	204,864	275,811

Less: Unconsolidated Revenues — Mfam	(2,131)	(2,659)	(4,347)	(5,230)
Less: Unconsolidated Revenues — Off	(12,902)	(8,346)	(26,048)	(16,172)
Less: Unconsolidated Revenues — Rtl	(4,747)	(3,940)	(10,083)	(7,609)
Discontinued Operations	(9,829)	(20,154)	(19,853)	(41,880)
Construction Revenues	569	8,068	8,449	20,853
Unallocated Corporate Rev	5,151	5,312	10,449	8,554

Cons. Rev, adj -’08 Disc Ops	79,362	114,278	163,431	234,327

Add: Add’l Disc Ops Rev, post filing	—	9,935	—	19,583

Total Consol. Rev, per 10-Q / K	$79,362	$124,213	$163,431	$253,910

RECONCILIATION OF EXPENSES

	Q208	Q207	YTD 08	YTD 07
Divisional Total Expenses
Multifamily — Same Property	$25,320	$25,713	$51,109	$50,863
Multifamily — Non-Same Property	5,598	5,816	10,839	12,009
Office	5,435	11,539	10,805	24,578
Retail	2,623	7,559	5,380	15,001

Total Divisional Expenses	38,976	50,627	78,133	102,451

Less: Unconsolidated Expenses — Mfam	(1,114)	(1,364)	(2,201)	(2,869)
Less: Unconsolidated Expenses — Off	(4,763)	(3,475)	(9,620)	(6,551)
Less: Unconsolidated Expenses — Rtl	(1,444)	(1,264)	(2,995)	(2,406)
Discontinued Operations (1)	(3,864)	(10,326)	(7,799)	(19,113)
Impairment Charge (1)	—	2,500	—	2,500

Total Property Operating Exp	27,791	36,698	55,518	74,012
Construction Expenses	564	7,495	7,830	19,866
Property Management Exp	2,072	3,598	4,313	7,085
General & Administrative Exp	5,789	8,040	11,570	14,018
Management Fee and Other Exp	4,346	4,034	8,031	6,977
Restructure Charges	—	1,528	—	1,528
Investment and Development (2)	108	315	877	454
Depreciation	23,038	28,941	44,956	60,105
Amortization	972	3,182	1,743	8,907

Cons. Exp, adj -’08 Disc Ops	64,680	93,831	134,838	192,952

Add: Add’l Disc Ops Exp, post filing	—	6,627	—	13,199

Total Consol. Exp, per 10-Q / K	$64,680	$100,458	$134,838	$206,151

Notes on following page.

2Q08	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	Q208	Q207	YTD 08	YTD 07
Divisional Total NOI
Multifamily — Same Property	$42,964	$41,650	$84,597	$81,791
Multifamily — Non-Same Property	6,183	5,258	11,815	10,263
Office	9,438	21,817	18,676	46,803
Retail	5,690	16,645	11,643	34,503

Total Divisional NOI	64,275	85,370	126,731	173,360

Less: Unconsolidated NOI — Mfam	(1,017)	(1,295)	(2,146)	(2,361)
Less: Unconsolidated NOI — Off	(8,139)	(4,871)	(16,428)	(9,621)
Less: Unconsolidated NOI — Rtl	(3,303)	(2,676)	(7,088)	(5,203)
Discontinued Operations (1)	(5,965)	(9,828)	(12,054)	(22,767)
Impairment Charge (1)	—	(2,500)	—	(2,500)
Unallocated Corporate Rev	5,151	5,312	10,449	8,554
Construction NOI	5	573	619	987
Property Management Exp	(2,072)	(3,598)	(4,313)	(7,085)
General & Administrative Exp	(5,789)	(8,040)	(11,570)	(14,018)
Management Fee and Other Exp	(4,346)	(4,034)	(8,031)	(6,977)
Restructure Charges	—	(1,528)	—	(1,528)
Investment and Development (2)	(108)	(315)	(877)	(454)
Depreciation	(23,038)	(28,941)	(44,956)	(60,105)
Amortization	(972)	(3,182)	(1,743)	(8,907)

Income from Operations	14,682	20,447	28,593	41,375
Total Other Income (Expense)	(9,187)	253,183	(8,591)	236,023

Income from Contin’g Ops (3)	5,495	273,630	20,002	277,398

Disc Ops	—	3,308	—	6,384
07 & 08 Disc Ops Other Inc(Exp)	—	(4,491)	—	(6,026)

Inc from Cont (3), per 10-Q / K	$5,495	$272,447	$20,002	$277,756

Notes:

(1)	The $2.5 million impairment charge is related to a retail asset classified as Held for Sale, therefore, this charge is also included in discontinued operations.

(2)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(3)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	Q208	Q207	YTD 08	YTD 07
Assets Sold
Revenue from assets sold	$1,433	$11,657	$3,022	$25,178
Expenses from assets sold	860	4,739	1,694	10,587

NOI from assets sold	573	6,918	1,328	14,591

Assets Held for Sale
Revenue from assets held for sale	8,396	8,496	16,832	16,702
Expenses from assets held for sale	3,004	3,086	6,106	6,026

NOI from assets held for sale	5,392	5,410	10,726	10,676

Assets sold, not classified in discontinued operations
Revenue from assets sold	1,641	34,953	2,726	76,606
Expenses from assets sold	467	11,991	1,034	26,085

NOI from assets sold	$1,174	$22,962	$1,692	$50,521

2Q08	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2008). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	Q208	Q207	YTD 08	YTD 07

Income from discontinued operations	$5,436	$1,501	$9,753	$8,267
Interest (income) expense, net	—	2,008	(1)	4,433
Depreciation and amortization expenses	529	3,198	2,302	6,938
Other	—	5,621	—	5,629

NOI from discontinued operations	$5,965	$12,328	$12,054	$25,267

NOI from assets sold	573	6,918	1,328	14,591
NOI from assets held for sale	5,392	5,410	10,726	10,676

NOI from discontinued operations	$5,965	$12,328	$12,054	$25,267

EBITDA RECONCILIATION

	Q208	Q207	YTD 08	YTD 07
Net Income to Common S/H	$9,074	$304,934	$23,306	$336,802
Consolidated
Minority Interest	1,902	3,569	4,913	10,836
(Inc)/Loss — Uncons. Assets	(2,037)	2,090	(12,307)	(4,723)
Preferred Dividends	3,993	5,683	8,307	11,985
Preferred Share Issuance Costs	83	330	267	330
Interest Expense	17,013	26,573	34,492	54,483
(Gain)/Loss on Retirement of Debt	(2,730)	12,491	(8,201)	12,559
Income Tax Expense	1,408	805	1,999	3,307
Depreciation & Amortization	24,539	35,320	49,001	75,950
(Gain)/Loss on Sale (Cont & Disc)	(8,747)	(329,413)	(13,983)	(367,814)
Gain/(Loss)-Undeprec Prop (1)	2,205	887	4,130	5,140

EBITDA from Consolidated Props	46,703	63,269	91,924	138,855

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	2,037	(2,090)	12,307	4,723
Interest Expense	7,771	5,621	15,712	10,862
Depreciation & Amortization	7,752	5,309	15,259	10,458
(Gain)/Loss on Sale of Prop	(4,497)	(73)	(16,793)	(8,554)

EBITDA	$59,766	$72,036	$118,409	$156,344

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

2Q08	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	Q208	Q207	YTD 08	YTD 07
Earnings
Net Income (before preferred shares)	$11,337	$309,134	$28,241	$345,493
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(5,436)	(1,501)	(9,752)	(8,267)
Minority Interest in CRLP	1,655	7,484	2,922	15,205
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(4,116)	(39,335)	(7,017)	(74,136)
Minority Interest of Limited Partners	—	32	(13)	73
CRLP Minority Interest — Common U/H	247	(3,915)	1,991	(4,369)
(Gains)/Losses from Sales of Property, net of income taxes	(3,334)	(289,822)	(5,277)	(291,146)
Minority Interest of Limited Partners	(5)	(82)	(9)	(225)
Income Taxes and Other	192	198	(595)	431
(Income)/Loss from Unconsolidated Entities	(2,037)	2,090	(12,307)	(4,723)

	(1,497)	(15,717)	(1,816)	(21,664)
Amortization of Interest Capitalized	900	600	1,800	1,200
Capitalized Interest	(7,011)	(7,347)	(13,348)	(13,592)
Distributions from Unconsolidated Entities	3,817	2,918	7,034	5,253
Fixed Charges, from below	27,104	38,243	53,934	75,860

Earnings	23,313	18,697	47,604	47,057

Fixed Charges
Interest Expense	17,013	26,573	34,492	54,483
Capitalized Interest	7,011	7,347	13,348	13,592
Amortization of Deferred Financing Costs	1,267	2,510	2,455	4,161
Distrib to Series B Pfd Unitholders	1,813	1,813	3,639	3,624

Total	27,104	38,243	53,934	75,860

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, D & E	2,180	3,870	4,668	8,361

Total	$29,284	$42,113	$58,602	$84,221

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	Q208	Q207	YTD 08	YTD 07

Interest Coverage Denominator
Interest Expense	$17,013	$26,573	$34,492	$54,483
Interest Expense — Unconsolidated	7,771	5,621	15,712	10,862

Total Interest Expense	24,784	32,194	50,204	65,345

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,993	5,683	8,307	11,985
Debt Principal Amortization	165	968	364	2,556
Debt Principal Amortization — Unconsolidated	100	99	194	239

Total Fixed Charges	29,042	38,944	59,069	80,125

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	7,011	7,347	13,348	13,592

Total Fixed Charges w/ Capitalized Interest	$36,053	$46,291	$72,417	$93,717

2Q08	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of June 30, 2008
Appendix

					Apartment	Square	Occupancy		Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Huntcliff	Atlanta	GA	1997	20%	358	365	97.2%	$907	$0.90
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	96.7%	933	0.69	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	97.2%	1,093	0.91	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	97.2%	889	0.70	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	97.4%	908	0.68	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	98.4%	909	0.69	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	97.5%	876	0.75	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	96.4%	806	0.86	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	97.9%	783	0.74	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	96.4%	847	0.79	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	96.2%	794	0.79	S

Total		11	10.6 Years		3,640	4,086	97.0%	864	0.76

Same Store		10	10.6 Years		3,282	3,722	97.0%	863	0.76

Cunningham	Austin	TX	2000	20%	280	258	96.8%	760	0.82
CG at Canyon Creek	Austin	TX	2007	25%	336	349	95.5%	881	0.85
CG at Silverado	Austin	TX	2004	100%	238	240	93.3%	773	0.77	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	93.0%	837	0.80	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	96.1%	714	0.81	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	98.7%	682	0.77	S
CG at Round Rock	Austin	TX	2006	100%	422	430	97.4%	809	0.79	S
CV at Canyon Hills	Austin	TX	1996	100%	229	183	98.3%	699	0.87	S

Total		8	6.3 Years		2,526	2,401	96.2%	759	0.80

Same Store		6	6.8 Years		1,910	1,794	96.2%	753	0.80

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	96.8%	740	0.78
Colony Woods	Birmingham	AL	1988	10%	414	451	98.3%	685	0.62
Meadows	Birmingham	AL	1987	10%	400	464	96.5%	652	0.56
Madison	Birmingham	AL	1985	10%	276	249	97.1%	582	0.65
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	96.5%	677	0.59
CG at Mountain Brook	Birmingham	AL	1987/1991	15%	392	393	98.5%	713	0.71
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	98.3%	970	0.86	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	96.5%	690	0.63	S
CV at Inverness	Birmingham	AL	1986/1987/1990/1997	100%	586	508	98.3%	602	0.69	S

Total		9	17.4 Years		3,315	3,401	97.7%	711	0.71

Same Store		3	12.7 Years		1,262	1,257	97.8%	716	0.72

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	98.5%	887	0.77	S
CV at Westchase	Charleston	SC	1985	100%	352	258	97.2%	652	0.89	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	95.7%	770	0.74	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	94.8%	887	0.93	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	95.6%	711	0.77	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	92.9%	711	0.75	S

Total		6	19.8 Years		1,578	1,497	96.0%	767	0.81

Same Store		6	19.8 Years		1,578	1,497	96.0%	767	0.81

CV at Matthews	Charlotte	NC	1990	100%	270	256	94.8%	789	0.83
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	98.8%	788	0.85	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	96.0%	752	0.81	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	93.4%	769	0.77	S
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	92.6%	720	0.75	S
CG at Huntersville	Charlotte	NC	2008	100%	250	248	95.2%	852	0.86
CG at University Center	Charlotte	NC	2006	100%	156	167	90.4%	761	0.71	S
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	94.0%	630	0.68	S
Heatherwood	Charlotte	NC	1980	100%	476	439	90.5%	616	0.67	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	89.7%	591	0.73	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	93.2%	679	0.75	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	94.9%	635	0.67
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	93.8%	760	0.73	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	93.6%	681	0.70	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	92.6%	721	0.66	S

Total		15	12.3 Years		4,196	4,021	93.6%	710	0.74

Same Store		12	13.1 Years		3,268	3,130	93.2%	702	0.73

CV at Oakbend	Dallas	TX	1996	100%	426	383	96.7%	741	0.83	S
Brookfield	Dallas	TX	1984	100%	232	166	94.4%	559	0.78	S
Paces Cove	Dallas	TX	1982	100%	328	220	94.5%	500	0.75	S
Remington Hills	Dallas	TX	1984	100%	362	347	95.9%	773	0.81	S
CV at Main Park	Dallas	TX	1984	100%	192	180	95.8%	757	0.81	S
Summer Tree	Dallas	TX	1980	100%	232	136	97.0%	513	0.87	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	99.3%	605	0.76	S
CG at Valley Ranch	Dallas	TX	1997	100%	396	462	96.5%	1,042	0.89	S

Total		8	21.5 Years		2,468	2,131	96.3%	708	0.82

Same Store		8	21.5 Years		2,468	2,131	96.3%	708	0.82

2Q08	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of June 30, 2008
Appendix

					Apartment	Square	Occupancy		Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
Belterra	Fort Worth	TX	2006	10%	288	278	95.5%	883	0.92
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	96.3%	863	0.95	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	94.4%	797	0.89	S
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	97.3%	791	0.85	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	97.3%	707	0.82	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	96.3%	614	0.77	S

Total		6	13.7 Years		2,300	2,060	96.3%	770	0.87

Same Store		5	16.0 Years		2,012	1,781	96.3%	768	0.87

CG at Edgewater I	Huntsville	AL	1990/1999	100%	500	543	97.4%	722	0.66	S
CG at Madison	Huntsville	AL	2000	100%	336	355	96.7%	816	0.77	S

Total		2	10.8 Years		836	897	97.1%	760	0.71

Same Store		2	10.8 Years		836	897	97.1%	760	0.71

CG at Heather Glen	Orlando	FL	2000	100%	448	523	99.1%	967	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	96.1%	1,019	0.87	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	96.3%	872	0.96	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	97.5%	1,162	1.20	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	96.8%	982	0.87	S
CG at Hunter’s Creek	Orlando	FL	1997	100%	496	624	97.2%	988	0.78	S

Total		6	7.3 Years		2,252	2,531	97.1%	972	0.86

Same Store		6	7.3 Years		2,252	2,531	97.1%	972	0.86

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	96.1%	1,106	0.99	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	97.0%	920	0.92
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	95.7%	889	0.90
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	96.3%	803	0.79

Total		4	10.5 Years		952	978	96.3%	912	0.89

Same Store		1	9.0 Years		180	202	96.1%	1,106	0.99

CV at Cary	Raleigh	NC	1995	20%	319	400	95.3%	868	0.69
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	375	94.6%	769	0.75
CG at Arringdon	Raleigh	NC	2003	100%	320	311	97.8%	781	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	96.8%	809	0.86	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	93.3%	752	0.75	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	94.0%	698	0.66
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	95.5%	681	0.71	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	94.6%	726	0.75	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100%	462	484	95.9%	786	0.75	S

Total		9	12.1 Years		2,653	2,733	95.6%	757	0.75

Same Store		6	11.5 Years		1,714	1,695	95.9%	761	0.77

Ashley Park	Richmond	VA	1988	100%	272	194	94.1%	717	1.00	S
CR at West Franklin	Richmond	VA	1964/1965	100%	331	169	96.1%	772	1.50	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	98.7%	875	1.14	S
CV at West End	Richmond	VA	1987	100%	224	156	98.7%	803	1.15	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	97.6%	832	0.88	S
CV at Waterford	Richmond	VA	1989	100%	312	289	95.2%	855	0.92	S

Total		6	24.9 Years		1,699	1,298	96.6%	808	1.06

Same Store		6	24.9 Years		1,699	1,298	96.6%	808	1.06

CG at Godley Station I	Savannah	GA	2005	100%	312	337	94.2%	851	0.79
CV at Greentree	Savannah	GA	1984	100%	194	165	95.9%	704	0.83	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	93.8%	926	0.88	S
CV at Huntington	Savannah	GA	1986	100%	147	121	95.9%	709	0.86	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	96.3%	774	0.74	S

Total		5	17.0 Years		1,149	1,145	95.0%	816	0.82

Same Store		4	20.5 Years		837	807	95.2%	802	0.83

TOTAL PROPERTIES IN MAJOR MARKETS		95	14.2 Years		29,564	29,182	96.0%	$787	$0.80

Same Store		75	15.0 Years		23,298	22,744	96.1%	$787	$0.81

PROPERTIES IN OTHER MARKETS

Autumn Hill	Charlottesville	VA	1970	100%	425	370	93.9%	$735	$0.84	S
Autumn Park I & II	Greensboro	NC	2001/2004	100%	402	404	93.8%	766	0.76	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	97.1%	873	0.88	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	95.9%	892	0.94	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	93.8%	736	0.81	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	99.6%	971	0.87
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	96.5%	780	0.90
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	99.3%	980	0.94	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	95.3%	909	1.08	S
CV at Pinnacle Ridge	Asheville	NC	1948/1985	100%	166	147	98.8%	687	0.78	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	97.0%	568	0.67	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	100.0%	639	0.74	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	96.8%	825	0.84	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	91.4%	601	0.63	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	96.2%	857	0.94	S
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	91.9%	661	0.66	S
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	96.6%	837	0.72
Murano at Delray Beach	West Palm Beach	FL	2002	100%	93	112	95.7%	1,145	0.95

TOTAL PROPERTIES IN OTHER MARKETS		18	17.7 Years		4,829	4,610	95.6%	$788	$0.83

Same Store		14	20.6 Years		4,024	3,781	95.5%	$775	$0.83

2Q08	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of June 30, 2008
Appendix

					Apartment	Square	Occupancy		Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	96.6%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	96.8%
Monte D’oro	Birmingham	AL	1977	0%	200	296	98.0%
PH Coursey Place	Baton Rouge	LA	2003	0%	352	352	96.3%

TOTAL MANAGED		4	11.0 Years		1,258	1,424	96.8%

LEASE UP PROPERTIES
CG at Ayrsley	Charlotte	NC	2008	100%	368	372	LU	942	0.93
CV at Cypress Village	Gulf Shores	AL	2008	100%	96	206	LU	1,439	0.67
Enclave	Charlotte	NC	2008	100%	85	109	LU	1,917	1.49
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	LU	917	0.92
CG at Onion Creek	Austin	TX	2008	100%	300	313	LU	759	0.73
CV at Godley Lake	Savannah	GA	2008	100%	288	270	LU	975	1.04

TOTAL LEASE UP		6	0.2 Years		1,461	1,591	40.4%	$1,008	$0.91

TOTAL ALL PROPERTIES		123	13.9 Years		37,112	36,807	95.9%	$787	$0.81

Same Store		89	15.1 Years		27,322	26,525	96.0%	$785	$0.81

Notes:

CG =	Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU =	Properties in lease-up are not included in Occupancy Rate and Rental Rate totals and subtotals.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

2Q08	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of June 30, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF — 000s	Rate	Sq. Foot (1)	S-P

CONSOLIDATED PROPERTIES
CC Brookwood Village	Birmingham	AL	2007	100%	169	99.3%	$20.81
Town Park 400	Orlando	FL	2008	100%	176	LU	25.17

Total Consolidated	2				345	99.3%	$20.81

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,138	91.1%	$19.58
Atlanta Perimeter	Atlanta	GA	1985	15%	182	87.8%	19.42
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	91.8%	30.66
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	100.0%	10.48
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	325	78.0%	28.74
Charlotte University	Charlotte	NC	1999	15%	183	87.2%	19.36
Germantown Center	Memphis	TN	1999	15%	534	89.7%	18.83
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	85.2%	13.50
Jacksonville JTB	Jacksonville	FL	2001	15%	417	100.0%	13.45
McGinnis Park	Atlanta	GA	2001	15%	201	76.2%	18.98
Orlando Central	Orlando	FL	1980	15%	619	80.3%	18.58
Orlando Lake Mary	Orlando	FL	1999	15%	305	81.4%	18.13
Orlando University	Orlando	FL	2001	15%	386	89.4%	19.21
Post Oak	Houston	TX	1982	15%	1,197	95.3%	20.32
Ravinia 3	Atlanta	GA	1991	15%	808	95.2%	18.76
Signature Place	Dallas	TX	1983/86	15%	437	80.8%	18.29
Westchase	Houston	TX	2000	15%	184	92.8%	23.25

Totals	17				8,393	89.5%	19.25

Totals (Weighted)					1,259	89.5%	19.25

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	72.3%	20.31
Colonial Center at TownPark	Orlando	FL	2001	15%	658	98.9%	21.41
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	74.5%	19.79
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	98.0%	21.75
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	99.8%	20.06
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	87.1%	19.67
Colonial Place I and II	Tampa	FL	1984/86	15%	372	88.5%	24.42
Colonial Plaza	Birmingham	AL	1982-99	15%	171	89.1%	17.77
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	95.7%	26.34
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	89.1%	21.00
Esplanade	Charlotte	NC	1981-2007	15%	203	85.9%	18.38
Independence Plaza	Birmingham	AL	1979-2000	15%	106	97.8%	19.35
International Park	Birmingham	AL	1987/99	15%	211	95.1%	19.58
The Peachtree	Atlanta	GA	1989	15%	317	92.9%	24.73
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.20
Riverchase Center	Birmingham	AL	1985	15%	306	96.5%	10.27

Totals	16				4,910	91.8%	20.41

Totals (Weighted)					737	91.8%	20.41

Huntsville TIC Joint Venture
Colonial Center Lakeside	Huntsville	AL	1989/90	14%	122	100.0%	17.47
Colonial Center Research Park	Huntsville	AL	1999	14%	134	100.0%	18.26
Colonial Center Research Place	Huntsville	AL	1979/84/88	14%	273	76.6%	12.65
DRS Building	Huntsville	AL	1972/86/90/03	14%	215	100.0%	8.48
Northrop Grumman Building	Huntsville	AL	2007	14%	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	14%	235	85.4%	17.87
Progress Center	Huntsville	AL	1987/89	14%	222	89.1%	12.69
Regions Bank Center	Huntsville	AL	1990	14%	155	97.6%	18.39
Research Park Office Center	Huntsville	AL	1998/99	14%	236	85.5%	11.88

Totals	9				1,702	90.6%	14.20

Totals (Weighted)					231	90.6%	14.20

2Q08	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of June 30, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF — 000s	Rate	Sq. Foot (1)	S-P
Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	94.9%	21.46
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	92.7%	26.31

Totals	2				689	94.0%	21.68

Totals (Weighted)					103	94.0%	21.68

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	45				15,724	90.6%	$18.75

Total Unconsolidated (Weighted)					2,340	90.6%	$18.75

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76
Decoverly Center	Rockville	MD		0%	156

TOTAL MANAGED	3				362

TOTAL ALL PROPERTIES	50				16,431	91.1%	$18.89

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

2Q08	-33-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Property Table
As of June 30, 2008
Appendix

					Square Feet (000s)				Base Rent
						Anchor	CLP	Occupancy	per Sq.
Property	MSA	State	Year Built	% Own	Total	Owned	Owned	Rate	Foot (1)	S-P

CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604	232	372	94.9%	$18.71	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	7	—	7	100.0%	17.74
CP Winter Haven	Orlando	FL	1986	100%	159	—	159	89.9%	7.79	S
CP Fultondale	Birmingham	AL	2007	100%	261	127	134	95.3%	14.04

Total Consolidated		4			1,031	359	672	93.9%	$15.24

UNCONSOLIDATED PROPERTIES

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	17%	538	319	219	95.4%	$15.54
CP Beechwood	Athens	GA	1963/92/05	17%	350	—	350	100.0%	11.05
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	93.2%	10.29
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	47.9%	14.20
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	90.2%	11.79
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	95.4%	10.72
CP Trussville	Birmingham	AL	2000	17%	388	—	388	99.3%	8.74
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	95.2%	16.19
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	89.9%	12.45
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	83.7%	17.71
CP at Portofino	Houston	TX	2000	17%	372	—	372	88.3%	15.62

Totals		11			2,910	599	2,312	89.4%	12.59

Totals (Weighted)		11					395	89.4%	12.59

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	198	—	198	92.5%	15.00
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	126	—	126	88.4%	16.12

Totals		2			324	—	324	90.9%	15.43

Totals (Weighted)		2					49	90.9%	15.43

Parkway Place	Huntsville	AL	1999	45%	636	348	288	84.4%	29.27
CP Hoover	Birmingham	AL	2002	10%	381	216	165	95.9%	12.37
CP Madison	Huntsville	AL	2000	25%	111	—	111	100.0%	10.68
Craft Farms	Gulf Shores	AL	2007	15%	345	125	220	LU	LU
CP Alabaster II	Birmingham	AL	2007	5%	355	226	129	98.6%	16.53
CP Tutwiler II	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna	Smyrna	TN	2008	50%	368	268	101	LU	LU
CP Turkey Creek	Knoxville	TN	2005	50%	486	—	486	97.4%	19.81

Totals		8			2,746	1,182	1,563	94.7%	18.70

Totals (Weighted)		8					593	93.6%	21.04

Total Unconsolidated		21			5,980	1,781	4,199	91.2%	14.74

Total Unconsolidated (Weighted)		21			—	—	1,037	91.6%	16.68

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	6
Hoover Commons	Birmingham	AL		0%	197
Bear Lake	Orlando	FL		0%	131
CP Boulevard Square	Pembroke Pines	FL		0%	221
CP Deerfield	Deerfield Beach	FL		0%	379
CS College Parkway	Ft. Myers	FL		0%	79
CS Pines Plaza	Pembroke Pines	FL		0%	68

TOTAL MANAGED		7			1,080

Total Retail Properties		32			8,091	2,140	4,871	91.6%	$14.82

Total Retail Properties (Weighted)		32					1,709	92.7%	$16.02

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

2Q08	-34-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of June 30, 2008
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

	Units/		CLP %	Occupancy
Property	SF-000s		Own	Rate	Sec’d Debt	Equity Invest

CMS Joint Venture I
Colonial Grand at Mountain Brook	392		15%	98.5%	$2,955	$418

CMS Joint Venture II
Colonial Village at Rocky Ridge	226		15%	96.5%	1,669	(427)

CMS Joint Venture III
Colonial Village at Palma Sola	340		25%	96.5%	5,825	(448)

CMS Joint Venture IV
Colonial Grand at Brentwood	254		25%	99.6%	4,805	239

CMS Joint Venture V
Colonial Grand at Canyon Creek	336		25%	95.5%	6,852	771

DRA
Colony Woods	414		10%	98.3%
Meadows of Brook Highland	400		10%	96.5%
Madison at Shoal Run	276		10%	97.1%

	1,090				4,034	2,248

DRA
The Grove at Riverchase	345		20%	96.8%	3,850	1,389
Cunningham	280		20%	96.8%	2,800	930
Colonial Village at Cary	319		20%	95.3%	4,320	1,773

	944				10,970	4,092

Other
Colonial Grand at Research Park	370		20%	94.6%	4,614	1,117
Colonial Grand at Huntcliff	358		20%	97.2%	5,200	2,010
Regents Park (1)	23		40%	—	—	5,150
Colonial Grand at Traditions	324		35%	LU	10,392	1,543
Belterra	288		10%	95.5%	2,000	669
Stone Ridge (2)	191		10%	—	520	454
Colonial Grand at McKinney (Development)	541		25%	—	—	1,274

	2,095				22,726	12,217

Total Multifamily	5,677				59,836	19,110

Land Title Building	30		33%	100.0%	356	103
Colonial Center Mansell JV	689		15%	94.0%	13,903	1,049
DRA/CRT (3)	8,393		15%	89.5%	145,217	19,445
DRA/CLP (4)	5,235		15%	91.8%	111,286	(9,038)
Huntsville TIC	1,702		14%	90.6%	14,198	(3,587)

Total Office	16,049				284,960	7,972

OZRE (5)	2,911		17%	89.4%	50,137	(7,094)

Other
Parkway Place	636		45%	80.1%	26,272	10,218
Colonial Promenade Madison	111		25%	100.0%	—	2,234
Colonial Promenade Hoover	381		10%	95.9%	1,650	64
Colonial Promenade Smyrna (Development)	351		50%	LU	15,329	2,148
Craft Farms	345		15%	LU	6,450	990
Colonial Pinnacle at Turkey Creek	486		50%	97.4%	32,500	5,421
Colonial Pinnacle at Turkey Creek III (Development)	167		50%	—	—	6,431
Colonial Promenade Alabaster II/Tutwiler II	193		5%	99.3%	2,000	(134)

	2,670				84,201	27,372

Total Retail	5,581	(6)			134,338	20,278

Other Unconsolidated Investments					97	1,843

Total Investments in Unconsolidated Subsidiaries					$479,231	$49,203

Notes:

LU =	Properties in lease up.

(1)	The Company has a first mortgage on this property of $28.1 million as of June 30, 2008.

(2)	The Company sold its 10% interest in Stone Ridge on June 16, 2008.

(3)	As of June 30, 2008, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of June 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	As of June 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

(6)	Includes anchor-owned square footage.

2Q08	-35-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

2Q08	-34-	NYSE: CLP